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                         SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) : May 17, 2001

                                 RCN Corporation
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             (Exact name of Registrant as specified in its charter)


      Delaware                    0-22825                 22-3498533
      --------                    -------                 ----------
(State of Incorporation)    (Commission File No.)       (IRS Employer
                                                     Identification Number)

                               105 Carnegie Center
                            Princeton, NJ 08540-6215
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          (Address of principal executive offices, including zip code)



                                 (609) 734-3700
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              (Registrant's telephone number, including area code)



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5. Other Events

     At the Annual Meeting of Shareholders of RCN Corporation (the "Company") held on May 17, 2001, the shareholders approved a proposal to amend the Company's Amended and Restated Certificate of Incorporation (as amended) to increase the number of shares of Common Stock, par value $1.00 per share, that the Company has the authority to issue from 200,000,000 to 300,000,000 shares. The Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.01 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)   Exhibits

Exhibit 3.01 Certificate of Amendment to the Amended and Restated Certificate of Incorporation of RCN Corporation.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 RCN Corporation


                              By:  /s/ John J. Jones
                                  ----------------------------------------------
                               Name: John J. Jones
                              Title: Executive Vice President, General Counsel
                                     and Corporate Secretary

Date:  May 22, 2001